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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 21, 2006
                                                --------------------------------

                               Amistar Corporation
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             (Exact name of registrant as specified in its charter)


         California                   0-13403                95-2747332
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(State or other jurisdiction of     (Commission            (IRS Employer
        incorporation)              File Number)         Identification No.)


              237 Via Vera Cruz, San Marcos, California 92078-2698
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code    (760)471-1700
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION

      1. On September 21, 2006, the Company and Veritek Manufacturing LLC entered into an agreement to terminate the existing lease dated September 15, 2004 for the Company's San Marcos, California headquarters facility, which was assigned to Veritek Manufacturing LLC, as part of a real estate purchase transaction. Simultaneous with the termination of the lease dated September 15, 2004, the Company entered into a new lease for approximately 31,000 square feet of office and manufacturing space in the existing building. The new lease has a term of five years, and a monthly rental rate of $32,100, plus a pro-rata share of common area expenses. The lease termination and new lease transactions resulted in a base rent reduction of $20,067 per month and a net refund of the security deposit of $200,736. The Company incurred a brokerage commission expense of approximately $54,000 related to the new lease and agreed to contribute $50,000 towards the cost of a new roof.

            The Company entered into the above transactions in order to reduce expenses and adjust manufacturing capacity to current levels of production. The Company is evaluating the effect the lease termination will have on recognition of the $3,454,000 deferred gain on sale and lease-back of property on the Company's balance sheet as of August 31, 2006.

      2.    ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (A)   EXHIBITS

            10.16 Standard Industrial/Commercial Multi-Tenant Lease-Net dated September 20, 2006.*
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* To be filed with the third quarter 10-QSB.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  AMISTAR CORPORATION
                                        ----------------------------------------
                                                      (Registrant)


Date    September 28, 2006                 /s/ Gregory D. Leiser
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                                                       (Signature)
                                           Gregory D. Leiser
                                           Vice President Finance and
                                           Chief Financial Officer